UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2011
Analog Devices, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-7819	04-2348234

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 329-4700

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Attached hereto as Exhibit 99.1 are slides being presented to investors by Analog Devices, Inc.
     The information in this Item 7.01, and the slide presentation in Exhibit 99.1 attached to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section; nor shall this Item 7.01, such Exhibit 99.1, or any of the information contained herein or therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOG DEVICES, INC.

Date: March 30, 2011	By:

/s/ David A. Zinsner David A. Zinsner
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation (such Exhibit 99.1 is furnished and not filed).